SUP-0165-PC-0716

BERNSTEIN FUND, INC.

Non-U.S. Stock Portfolios:

-International Strategic Equities Portfolio

-International Small Cap Portfolio

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated July 25, 2016 to the Statements of Additional Information (“SAIs”) dated December 21, 2015, as supplemented to date, of the Portfolios of Bernstein Fund, Inc.

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The following information is added to each SAI at the end of the section entitled “Investment Strategies and Related Risks — Certain Investment Risks of the Portfolios — Other Risks of the International Strategic Equities Portfolio and the International Small Cap Portfolio”:

In June 2016, the United Kingdom (“UK”) voted in a referendum to leave the European Union (“EU”). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower economic growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Portfolio’s investments.

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This Supplement should be read in conjunction with the SAIs for the Portfolios.

You should retain this Supplement with your SAIs for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0165-PC-0716